--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                --------------


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                        Date of Report: September 19, 2002
                       ---------------------------------
                       (Date of earliest event reported)


                                  MetLife, Inc.
                                  -------------
             (Exact name of registrant as specified in its charter)



 Delaware                                1-15787                  13-4075851
----------------------------        ----------------         -------------------
(State or other jurisdiction        (Commission File         (I.R.S. Employer
of incorporation)                   Number)                  Identification No.)




              One Madison Avenue, New York, New York 10010-3690
              -------------------------------------------------
             (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (212) 578-2211
                                 --------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Item 5. Other Events and Regulation FD Disclosure

        On September 19, 2002, Fitch Ratings lowered its insurer financial strength and debt ratings of MetLife, Inc. and certain affiliated companies and assigned debt ratings to two affiliated companies. Fitch Ratings said that the changes in ratings were a result of its comprehensive industry review of all North American life insurance groups in light of its belief that recent adverse performance within the investment markets required an accelerated recognition of certain industry trends that have been negatively impacting life insurers. MetLife represents one of 35 life insurance groups, making up approximately 42% of Fitch's ratings universe, that had ratings lowered as a result of the review. Fitch Ratings reported that MetLife's Rating Outlook is Stable.

        Fitch Ratings reaffirmed MetLife Funding, Inc.'s Commercial Paper and Short-Term Issuer ratings of "F1+", and GenAmerica Capital I's Guaranteed Preferred Capital Securities rating of "A-" with a Stable outlook.

        The following insurer financial strength and debt ratings changes and assignments were made by Fitch Ratings.

Metropolitan Life Insurance Company
   --Lowered to "AA" from "AA+"; Outlook: Stable

New England Life Insurance Company
   --Lowered to "AA" from "AA+"; Outlook: Stable

General American Life Insurance Company
   --Lowered to "AA" from "AA+"; Outlook: Stable

Paragon Life Insurance Company
   --Lowered to "AA" from "AA+"; Outlook: Stable

Security Equity Life Insurance Company
   --Lowered to "AA" from "AA+"; Outlook: Stable

MetLife Investors USA Insurance Company
   --Lowered to "AA" from "AA+"; Outlook: Stable

MetLife Investors Insurance Company
   --Lowered to "AA" from "AA+"; Outlook: Stable

MetLife, Inc.
   --Long-term issuer -- Lowered to "A" from "AA-"; Outlook: Stable
   --5.25% Notes Due 12/1/06 -- Lowered to "A" from "AA-"; Outlook: Stable --6.125% Notes Due 12/1/11 -- Lowered to "A" from "AA-"; Outlook: Stable --Commercial paper -- Lowered to "F1" from "F1+"
   --Short-term Issuer -- Lowered to "F1" from "F1+"

MetLife Capital Trust I
   -- 8% Equity Security Units -- Assign "A-"; Outlook: Stable

Metropolitan Life Insurance Company
   --Surplus notes -- Lowered to "A+" from "AA-"; Outlook: Stable
     (includes surplus notes issued by New England Mutual Life Insurance Company and assumed by Metropolitan Life Insurance Company)

GenAmerica Capital I
   --Long-term Issuer -- Assign "A-"; Outlook: Stable

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               METLIFE, INC.


                               By:   /s/ Gwenn L. Carr
                                     -------------------------------------
                                     Name:  Gwenn L. Carr
                                     Title:  Vice-President and Secretary




Date: September 20, 2002